Quarterly Holdings Report
for
Fidelity® Equity Dividend Income Fund
August 31, 2023
EII-NPRT3-1023
1.805774.119
Common Stocks - 97.4%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 2.4%
Deutsche Telekom AG	1,673,400	35,817
Verizon Communications, Inc.	2,938,000	102,771
		138,588
Media - 3.7%
Comcast Corp. Class A	3,524,500	164,806
Omnicom Group, Inc.	404,200	32,744
WPP PLC	1,849,900	17,932
		215,482
TOTAL COMMUNICATION SERVICES		354,070
CONSUMER DISCRETIONARY - 3.1%
Broadline Retail - 0.6%
eBay, Inc.	828,000	37,078
Household Durables - 0.5%
Whirlpool Corp. (a)	206,200	28,860
Specialty Retail - 1.4%
Lowe's Companies, Inc.	206,000	47,479
Williams-Sonoma, Inc. (a)	233,000	32,900
		80,379
Textiles, Apparel & Luxury Goods - 0.6%
Tapestry, Inc.	958,500	31,937
TOTAL CONSUMER DISCRETIONARY		178,254
CONSUMER STAPLES - 10.9%
Beverages - 3.5%
Anheuser-Busch InBev SA NV ADR (a)	594,300	33,810
Coca-Cola European Partners PLC	1,003,400	64,328
Keurig Dr. Pepper, Inc.	1,619,900	54,510
The Coca-Cola Co.	813,800	48,690
		201,338
Consumer Staples Distribution & Retail - 0.9%
Albertsons Companies, Inc.	2,213,900	49,591
Food Products - 0.5%
Tyson Foods, Inc. Class A	563,500	30,018
Household Products - 2.1%
Energizer Holdings, Inc.	662,200	22,747
Reckitt Benckiser Group PLC	798,200	57,603
Reynolds Consumer Products, Inc.	1,525,700	41,636
		121,986
Personal Care Products - 3.1%
Kenvue, Inc.	2,173,735	50,105
Unilever PLC sponsored ADR (a)	2,519,300	128,535
		178,640
Tobacco - 0.8%
Philip Morris International, Inc.	483,600	46,455
TOTAL CONSUMER STAPLES		628,028
ENERGY - 7.6%
Oil, Gas & Consumable Fuels - 7.6%
Enterprise Products Partners LP	3,334,100	88,720
Exxon Mobil Corp.	1,543,100	171,577
Shell PLC ADR	1,773,300	110,104
TotalEnergies SE	1,109,200	69,579
		439,980
FINANCIALS - 20.8%
Banks - 9.9%
Cullen/Frost Bankers, Inc.	299,300	28,293
East West Bancorp, Inc.	524,600	29,031
Huntington Bancshares, Inc.	4,316,100	47,866
M&T Bank Corp.	869,100	108,681
PNC Financial Services Group, Inc.	793,700	95,823
U.S. Bancorp	3,279,200	119,789
Wells Fargo & Co.	3,459,508	142,843
		572,326
Capital Markets - 2.5%
Bank of New York Mellon Corp.	1,101,000	49,402
CME Group, Inc.	197,000	39,928
LPL Financial	171,900	39,638
UBS Group AG	674,200	18,008
		146,976
Financial Services - 3.8%
Fidelity National Information Services, Inc.	1,248,000	69,713
Global Payments, Inc.	742,600	94,080
Visa, Inc. Class A (b)	222,000	54,541
		218,334
Insurance - 4.6%
Assurant, Inc.	144,600	20,147
AXA SA	2,158,900	64,864
Chubb Ltd.	414,779	83,317
First American Financial Corp.	390,200	24,068
The Travelers Companies, Inc.	443,300	71,473
		263,869
TOTAL FINANCIALS		1,201,505
HEALTH CARE - 15.9%
Health Care Providers & Services - 4.1%
Cencora, Inc.	132,600	23,335
Cigna Group	256,500	70,861
Elevance Health, Inc.	189,000	83,540
UnitedHealth Group, Inc. (b)	129,400	61,669
		239,405
Pharmaceuticals - 11.8%
Bristol-Myers Squibb Co.	2,003,500	123,516
GSK PLC sponsored ADR	836,000	29,369
Johnson & Johnson	1,138,907	184,136
Merck & Co., Inc.	998,000	108,762
Organon & Co.	1,240,470	27,241
Roche Holding AG (participation certificate)	197,350	57,920
Royalty Pharma PLC	1,565,000	46,668
Sanofi SA sponsored ADR	1,938,600	103,095
		680,707
TOTAL HEALTH CARE		920,112
INDUSTRIALS - 8.0%
Aerospace & Defense - 1.1%
General Dynamics Corp.	284,000	64,366
Building Products - 0.3%
Owens Corning	137,700	19,816
Electrical Equipment - 1.6%
Regal Rexnord Corp.	563,200	91,345
Industrial Conglomerates - 0.8%
Hitachi Ltd.	695,700	46,353
Machinery - 1.8%
Allison Transmission Holdings, Inc.	861,000	52,047
Parker Hannifin Corp.	120,100	50,070
		102,117
Professional Services - 2.4%
Genpact Ltd.	1,176,700	43,926
Manpower, Inc.	229,800	18,124
Science Applications International Corp.	172,100	20,249
SS&C Technologies Holdings, Inc.	956,600	54,928
		137,227
TOTAL INDUSTRIALS		461,224
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 2.5%
Cisco Systems, Inc.	2,521,100	144,585
IT Services - 2.9%
Amdocs Ltd.	559,728	49,928
Capgemini SA	376,500	70,263
IBM Corp.	342,300	50,260
		170,451
Semiconductors & Semiconductor Equipment - 2.8%
Microchip Technology, Inc.	1,174,750	96,142
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	695,600	65,087
		161,229
Software - 1.3%
Gen Digital, Inc.	964,600	19,533
Microsoft Corp. (b)	161,500	52,933
		72,466
TOTAL INFORMATION TECHNOLOGY		548,731
MATERIALS - 2.8%
Chemicals - 1.9%
Celanese Corp. Class A	298,600	37,731
CF Industries Holdings, Inc.	378,100	29,140
Olin Corp.	389,400	22,593
The Chemours Co. LLC	583,900	19,864
		109,328
Containers & Packaging - 0.9%
Berry Global Group, Inc.	483,300	31,579
Sonoco Products Co.	307,400	17,660
		49,239
TOTAL MATERIALS		158,567
REAL ESTATE - 4.6%
Equity Real Estate Investment Trusts (REITs) - 4.6%
Alexandria Real Estate Equities, Inc.	309,600	36,019
American Tower Corp.	193,400	35,067
Corporate Office Properties Trust (SBI)	1,513,700	39,175
Crown Castle International Corp.	451,900	45,416
Digital Realty Trust, Inc.	201,400	26,528
Essex Property Trust, Inc.	124,600	29,703
Gaming & Leisure Properties	427,900	20,282
Public Storage	117,500	32,475
		264,665
UTILITIES - 8.1%
Electric Utilities - 5.2%
Duke Energy Corp.	1,001,900	88,969
Edison International	1,047,794	72,141
Eversource Energy	580,800	37,067
Exelon Corp.	1,067,100	42,812
FirstEnergy Corp.	1,599,200	57,683
		298,672
Independent Power and Renewable Electricity Producers - 1.0%
Vistra Corp.	1,808,100	56,811
Multi-Utilities - 1.9%
Dominion Energy, Inc.	594,600	28,862
Sempra	1,147,400	80,570
		109,432
TOTAL UTILITIES		464,915
TOTAL COMMON STOCKS (Cost $4,990,508)		5,620,051

Money Market Funds - 3.5%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.43% (c)	123,386,247	123,411
Fidelity Securities Lending Cash Central Fund 5.44% (c)(d)	80,164,609	80,173
TOTAL MONEY MARKET FUNDS (Cost $203,584)		203,584

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $5,194,092)	5,823,635
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(49,900)
NET ASSETS - 100.0%	5,773,735

Written Options
	Counterparty	Number of Contracts	Notional Amount ($) (000s)	Exercise Price ($)	Expiration Date	Value ($) (000s)
Call Options
Microsoft Corp.	Chicago Board Options Exchange	304	9,964	360.00	10/20/23	(59)
UnitedHealth Group, Inc.	Chicago Board Options Exchange	304	14,488	530.00	10/20/23	(47)
Visa, Inc. Class A	Chicago Board Options Exchange	382	9,385	260.00	12/15/23	(195)

TOTAL WRITTEN OPTIONS						(301)

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $33,837,000.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.43%	189,261	731,484	797,334	6,267	-	-	123,411	0.3%
Fidelity Securities Lending Cash Central Fund 5.44%	181,944	944,377	1,046,148	1,241	-	-	80,173	0.3%
Total	371,205	1,675,861	1,843,482	7,508	-	-	203,584

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.